Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2024
Notes to Financial Statements
Significant Accounting Policies [Text Block]

2. Significant Accounting Policies and Recent Accounting Pronouncements:

A discussion of the Company’s significant accounting policies can be found in Note 2 of the Company’s Consolidated Financial Statements included in the Annual Report on Form 20-F for the year ended December 31, 2023. There have been no material changes to these policies in the six-month period ended June 30, 2024, except for as discussed below:

Preferred Shares: The Company follows the provision of ASC 480 “Distinguishing Liabilities from Equity” and ASC 815 “Derivatives and Hedging” to determine the classification of preferred shares as permanent equity, temporary equity or liability. A share that must be redeemed upon or after an event that is not certain of occurrence is not required to be accounted for as a liability pursuant to ASC 480, once the event becomes certain to occur, that instrument should be reclassified to a liability. If preferred shares become mandatorily redeemable pursuant to ASC 480, the Company reclassifies at fair value from equity to a liability. The difference between the carrying amount and fair value is treated by the Company as a deemed dividend and charged to net income available to common stockholders. The guidance in ASC 260-10-S99-2 is also applicable to the reclassification of the instrument. That guidance states that if an equity-classified preferred stock is subsequently reclassified as a liability based on other US GAAP, the equity instrument is considered redeemed through the issuance of a debt instrument. As such, the Company treats the difference between the carrying amount of the preferred share in equity and the fair value of the preferred share as a dividend for earnings per share purposes.